UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2016

_______________________

Trilogy Metals Inc.
(Exact name of registrant as specified in its charter)
_______________________

British Columbia (State or other jurisdiction of incorporation)	001-35447 (Commission File Number)	98-1006991 (I.R.S. Employer Identification Number)

Suite 1950, 777 Dunsmuir Street
Vancouver, British Columbia
 Canada, V7Y 1K4
(Address of principal executive offices, including zip code)

(604) 638-8088
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 7.01 Regulation FD Disclosure.
Trilogy Metals Inc. (the "Company") released a corporate presentation for September 2016.  The presentation is available on the Company's website at www.trilogymetals.com and attached hereto as Exhibit 99.1.  The Company does not undertake to update this presentation.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number	Description
99.1	Corporate Presentation, September 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVACOPPER INC.

Dated: September 22, 2016	By:	/s/ Elaine Sanders Elaine M. Sanders, Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
99.1	Corporate Presentation, September 2016